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Exhibit 10.51

        REGISTRATION RIGHTS AGREEMENT, dated as of February 1, 2008 (this "Agreement"), among Acorda Therapeutics, Inc., a Delaware corporation (the "Company"), and Edward A. Labry III, an individual resident of the state of Tennessee ("Labry").

INTRODUCTION

        WHEREAS, subject to the terms and conditions of the Asset Purchase Agreement, dated as of the date hereof (the "Asset Purchase Agreement"), between the Company and Neurorecovery, Inc., a Delaware corporation ("Seller"), Seller has agreed to sell and transfer the Purchased Assets to the Company and the Company has agreed to acquire the Purchased Assets from Seller and to assume the Assumed Liabilities;

        WHEREAS, as contemplated by the Asset Purchase Agreement, Buyer is issuing to Seller, in consideration for the Purchased Assets, 100,000 shares (the "Shares") of Buyer's common stock, par value $0.001 per share (the "Common Stock");

        WHEREAS, Labry is a secured creditor and the principal stockholder of Seller;

        WHEREAS, pursuant to the Payoff Letter, Seller is delivering to Labry all of the Shares (other than the Escrow Shares) in full satisfaction of the Labry Indebtedness and, pursuant to the Indemnification Agreement, Buyer is holding the Escrow Shares in escrow;

        WHEREAS, entry into this Agreement by Labry and the Company is a condition precedent to the Closing under the Asset Purchase Agreement;

        NOW, THEREFORE, in consideration of the mutual benefits to be derived from this Agreement and of the representations, warranties, conditions, agreements and promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Labry hereby agree as follows:

ARTICLE I
DEFINITIONS; INTERPRETATION

        Section 1.1 Definitions; Interpretation. Capitalized terms used in this Agreement shall have the respective meanings ascribed to them below:

        "Agreement" has the meaning set forth in the preamble.

        "Amended Registration Statement" has the meaning set forth in Section 3.1.

        "Assumed Liabilities" has the meaning set forth in the Asset Purchase Agreement.

        "Business Day" means a day Monday through Friday on which banks are generally open for business in New York City.

        "Closing" has the meaning set forth in the Asset Purchase Agreement.

        "Closing Date" has the meaning set forth in the Asset Purchase Agreement.

        "Common Stock" has the meaning set forth in the recitals.

        "Company" has the meaning set forth in the preamble.

        "Escrow Shares" has the meaning set forth in the Asset Purchase Agreement.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        "Filing Date" has the meaning set forth in Section 3.1.

        "Final Prospectus" has the meaning set forth in Section 3.5(a).

        "Holder" means Labry and any person to whom the rights under Article 3 have been transferred in accordance with Section 3.8 hereof.

        "Indemnification Agreement" has the meaning set forth in the Asset Purchase Agreement.

        "Indemnified Party" has the meaning set forth in Section 3.5(c).

        "Indemnifying Party" has the meaning set forth in Section 3.5(c).

        "Labry" has the meaning set forth in the preamble.

        "Labry Indebtedness" has the meaning set forth in the Asset Purchase Agreement.

        "New Registration Statement" has the meaning set forth in Section 3.1.

        "Payoff Letter" has the meaning set forth in the Asset Purchase Agreement.

        "Person" means any person, individual, corporation, limited liability company, partnership, trust or other nongovernmental entity or any governmental agency, court, authority or other body (whether foreign, federal, state, local or otherwise).

        "Purchased Assets" has the meaning set forth in the Asset Purchase Agreement.

        "register," "registered" and "registration" refer to the registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

        "Registrable Securities" means the Shares; provided, however, that securities shall only be treated as Registrable Securities if and only for so long as they (A) have not been disposed of pursuant to a registration statement declared effective by the SEC, (B) have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale or (C) are held by a Holder or a permitted transferee pursuant to Section 3.8.

        "Registration Expenses" means all expenses incurred by the Company in complying with Section 3.1 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and expenses of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the fees of legal counsel for any Holder).

        "Registration Statement" has the meaning set forth in Section 3.1.

        "Registration Period" has the meaning set forth in Section 3.3(a).

        "Related Documents" has the meaning set forth in the Asset Purchase Agreement.

        "Rule 144" means Rule 144 promulgated under the Securities Act, or any successor rule.

        "SEC" means the United States Securities and Exchange Commission.

        "SEC Documents" means all reports, schedules, forms, statements and other documents required to be filed by the Company with the SEC pursuant to the reporting requirements of the Exchange Act, in each case filed prior to the date hereof, and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits) incorporated by reference therein.

        "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute.

        "Selling Expenses" means all selling commissions applicable to the sale of Registrable Securities and all fees and expenses of legal counsel for any Holder.

        "Shares" has the meaning set forth in the recitals.

ARTICLE II
LABRY'S REPRESENTATIONS AND WARRANTIES IN CONNECTION WITH SHARES

        Labry represents and warrants to the Company that:

        Section 2.1 Investment Purpose. Labry is obtaining the Shares for Labry's own account and not with a present view toward the public sale or distribution thereof and has no intention of selling or distributing any of such Shares or any arrangement or understanding with any other persons regarding the sale or distribution of such Shares except in accordance with the provisions of Article 3 and except as would not result in a violation of the Securities Act. Labry will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in accordance with the provisions of Article 3 or pursuant to and in accordance with the Securities Act.

        Section 2.2 Questionnaire. Labry has submitted to the Company the Registration Statement questionnaire substantially in the form of Exhibit A hereto, which questionnaire is accurate and complete.

        Section 2.3 Reliance on Exemptions. Labry understands that the Shares are being issued to him in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and Labry's compliance with, the representations, warranties, agreements, acknowledgments and understandings of Labry set forth herein in order to determine the availability of such exemptions.

        Section 2.4 Information. Labry has been afforded the opportunity, at a reasonable time prior to the date hereof, to ask questions and receive answers concerning the Company and the Shares and to obtain any additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of the information contained in the SEC Documents.

        Section 2.5 Accredited Investor. Labry is an "accredited investor" as defined in Rule 501(a) of Regulation D under the Securities Act. Labry is able to bear the economic risk of holding the Shares for an indefinite period, and has knowledge and experience in financial and business matters such that he is capable of evaluating the risks of the investment in the Shares; and

        Section 2.6 Restrictions on Resale. Labry understands that:

  (a)
  the Shares have not been registered under the Securities Act or any applicable state securities laws and, consequently, Labry may have to bear the risk of owning the Shares for an indefinite period of time because the Shares may not be transferred unless (i) the resale of the Shares is registered pursuant to an effective registration statement under the Securities Act, as contemplated in Article 3; (ii) Labry has delivered to the Company an opinion of counsel (in form, substance and scope reasonably satisfactory to the Company) to the effect that the Shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; or (iii) the Shares are sold or transferred pursuant to Rule 144; and

  (b)
  any sale of the Shares made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and, if Rule 144 is not applicable, any resale of the Shares under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder.

        Section 2.7 Legends. (a) Labry understands that the certificates representing the Shares will bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Shares):

        THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933 OR OTHER EVIDENCE REASONABLY SATISFACTORY, TO THE COMPANY.

  (b)
  Labry may request that the Company remove, and the Company agrees to authorize the removal of any legend from the Shares 9i) following any sale of the Shares pursuant to an effective Registration Statement or Rule 144, or (ii) if such Shares are eligible for sale under Rule 144(k).

        Section 2.8 Residency. Labry is a resident of the jurisdiction set forth immediately below Labry's name on the signature pages hereto.

ARTICLE III
REGISTRATION RIGHTS

        Section 3.1 Filing of Registration Statement. The Company shall use its reasonable best efforts to (i)(a) file an amendment to the Company's registration statement on Form S-3 (File No. 147163) to include in such registration statement the resale of the Registrable Securities (the "Amended Registration Statement") no later than 90 days after the Closing Date (the "Filing Date") or (b) file a new registration statement on Form S-3 covering the resale of the Registrable Securities (the "New Registration Statement"; each of the Amended Registration Statement and the New Registration Statement, a "Registration Statement") no later than the Filing Date and (ii) effect the registration, qualifications or compliances (including, without limitation, the execution of any required undertaking to file post-effective amendments, appropriate qualifications or exemptions under applicable blue sky or other state securities laws and appropriate compliance with applicable securities laws, requirements or regulations) as promptly as possible after the filing thereof, but in any event by the date which is 135 days after the Closing Date.

        Section 3.2 Expenses. All Registration Expenses incurred in connection with any registration, qualification, exemption or compliance pursuant to Section 3.1 shall be borne by the Company. All Selling Expenses relating to the sale of securities registered by or on behalf of any Holder shall be borne by such Holder.

        Section 3.3 Registration Period Covenants. In the case of the registration, qualification, exemption or compliance effected by the Company pursuant to this Agreement, the Company shall, upon reasonable request, inform each Holder as to the status of such registration, qualification, exemption and compliance. At its expense, during the Registration Period, the Company shall:

  (a)
  except for such times as the Company is permitted hereunder to suspend the use of the prospectus forming part of the Registration Statement, use its commercially reasonable efforts to keep such registration, and any qualification, exemption or compliance under state securities laws that the Company determines to obtain, continuously effective with respect to a Holder and to keep such Registration Statement free of any material misstatements or omissions, until the earlier of the following: (i) the second anniversary of the Closing Date, (ii) the date on which all Shares held by such Holder may be sold under Rule 144(k) or (iii) the date that all of the Shares have been sold by the Holders. The period of time during which the Company is required hereunder to keep the Registration Statement effective is referred to herein as the "Registration Period."

  (b)
  advise the Holders:

  (i)
  within two Business Days when the Registration Statement or any amendment thereto has been filed with the SEC and when the Registration Statement or any post-effective amendment thereto has become effective;

  (ii)
  within five Business days of any request by the SEC following the effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or the prospectus included therein or for additional information;

  (iii)
  within five Business Days of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for such purpose;

  (iv)
  within five Business Days of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

  (v)
  within five Business Days of the occurrence of any event that requires the making of any changes in the Registration Statement or the prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in the light of the circumstances under which they were made) not misleading;

  (c)
  use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement as soon as reasonably practicable;

  (d)
  promptly deliver to each such Holder, without charge, as many copies of the prospectus included in such Registration Statement and any amendment or supplement thereto as such Holder may reasonably request in writing; and the Company consents to the use, consistent with the provisions hereof, of the prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by the prospectus or any amendment or supplement thereto;

  (e)
  if a Holder so requests in writing, deliver to each Holder, without charge, (i) one copy of the following documents, other than those documents available via EDGAR: (A) its annual report to its stockholders, if any (which annual report shall contain financial statements audited in accordance with generally accepted accounting principles in the United States of America by a firm of certified public accountants of recognized standing), (B) if not included in substance in its annual report to stockholders, its annual report on Form 10-K (or similar form), (C) its definitive proxy statement with respect to its annual meeting of stockholders, (D) each of its quarterly reports to its stockholders, and, if not included in substance in its quarterly reports to stockholders, its quarterly report on Form 10-Q (or similar form), and (E) a copy of the full Registration Statement (the foregoing, in each case, excluding exhibits); and (ii) if explicitly requested, all exhibits excluded by the parenthetical to the immediately preceding clause (E);

  (f)
  prior to any public offering of Registrable Securities pursuant to any Registration Statement, promptly take such actions as may be necessary to register or qualify or obtain an exemption for offer and sale under the securities or blue sky laws of such United States jurisdictions as any such Holders reasonably request in writing, provided that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction, and do any and all other acts or things reasonably necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by such Registration Statement;

  (g)
  upon the occurrence of any event contemplated by Section 3.3(b)(v) above, except for such times as the Company is permitted hereunder to suspend the use of the prospectus forming part of the Registration Statement, the Company shall use its commercially reasonable efforts to as soon as reasonably practicable prepare a post-effective amendment to the Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

  (h)
  otherwise use its commercially reasonable efforts to comply in all material respects with all applicable rules and regulations of the SEC which could affect the sale of the Registrable Securities;

  (i)
  use its commercially reasonable efforts to cause all Registrable Securities to be listed on each securities exchange or market, if any, on which equity securities issued by the Company have been listed; and

  (j)
  use its commercially reasonable efforts to take all other steps necessary to effect the registration of the Registrable Securities contemplated hereby and to enable the Holders to sell Registrable Securities under Rule 144.

        Section 3.4 Certain Limitations. The Holders shall have no right to take any action to restrain, enjoin or otherwise delay any registration pursuant to Section 3.1 hereof as a result of any controversy that may arise with respect to the interpretation or implementation of this Agreement.

        Section 3.5 Indemnity.

  (a)
  To the extent permitted by law, the Company shall indemnify each Holder, its directors, officers, employees and agents, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which any registration that has been effected pursuant to this Agreement, against all claims, losses, damages and liabilities (or action in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 3.5(c) below), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement, prospectus, any amendment or supplement thereof, or other document incident to any such registration, qualification or compliance or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, or any violation by the Company of any rule or regulation promulgated by the Securities Act applicable to the Company and relating to any action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each Holder and each person controlling such Holder, for reasonable legal and other out-of-pocket expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred; provided that the Company will not be liable in any such case to the extent that any untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder for use in preparation of such Registration Statement, prospectus, amendment or supplement; provided further that the Company will not be liable in any such case where the claim, loss, damage or liability arises out of or is related to the failure of such Holder to comply with the covenants and agreements contained in this Agreement respecting sales of Registrable Securities, and except that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement or alleged untrue statement or omission or alleged omission made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the Registration Statement becomes effective or in the amended prospectus filed with the SEC pursuant to Rule 424(b) or in the prospectus subject to completion under Rule 434 of the Securities Act, which together meet the requirements of Section 10(a) of the Securities Act (the "Final Prospectus"), such indemnity shall not inure to the benefit of any such Holder or any such controlling person, if a copy of the Final Prospectus furnished by the Company to the Holder for delivery was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act and the Final Prospectus would have cured the defect giving rise to such loss, liability, claim or damage.

  (b)
  Each Holder will severally, and not jointly, indemnify the Company, each of its directors, officers, employees and agents, and each person who controls the Company within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 3.5(c) below), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement, prospectus, or any amendment or supplement thereof, incident to any such registration, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, and will reimburse the Company, such directors and officers, and each person controlling the Company for reasonable legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred, in each case to the extent, but only to the extent, that such untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Holder for use in preparation of the Registration Statement, prospectus, amendment or supplement; provided that the indemnity shall not apply to the extent that such claim, loss, damage or liability results from the fact that a current copy of the prospectus was not made available to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act and the Final Prospectus would have cured the defect giving rise to such loss, claim, damage or liability. Notwithstanding the foregoing, a Holder's aggregate liability pursuant to this subsection (b) shall be limited to the net amount received by the Holder from the sale of Registrable Securities giving rise to such claims, losses, damages and liabilities (and actions in respect thereof).

  (c)
  Each party entitled to indemnification under this Section 3.5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party (at its expense) to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld or delayed), and the Indemnified party may participate in such defense at such Indemnified Party's expense; provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, unless such failure is materially prejudicial to the Indemnifying Party in defending such claim or litigation. An Indemnifying Party shall not be liable for any settlement of an action or claim effected without its written consent (which consent will not be unreasonably withheld or delayed). No Indemnifying Party, in its defense of any such claim or litigation, shall, except with the consent (not to be unreasonably withheld or delayed) of the Indemnified Party consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. After notice by the Indemnifying Person to such Indemnified Person of the Indemnifying Person's election to assume the defense of any claim or litigation, the Indemnifying Person shall not be liable to such Indemnified Person for any legal expenses subsequently incurred by such Indemnified Person in connection with the defense thereof.

  (d)
  If the indemnification provided for in this Section 3.5 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party or is insufficient to hold such Indemnified Party harmless with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, a Holder's aggregate liability pursuant to this subsection (d) shall be limited to the net amount received by the Holder from the sale of Registrable Securities giving rise to such loss, liability, claim, damage or expense (or actions in respect thereof) less all other amounts paid as damages in respect thereto.

        Section 3.6 Additional Covenants and Agreements of the Holders.

  (a)
  Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event requiring the preparation of a supplement or amendment to a prospectus relating to Registrable Securities so that, as thereafter delivered to the Holders, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, each Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement and prospectus contemplated by Section 3.1 until its receipt of copies of the supplemented or amended prospectus from the Company and, if so directed by the Company, each Holder shall deliver to the Company all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

  (b)
  Each Holder shall suspend, upon request of the company, any disposition of Registrable Securities pursuant to the Registration Statement and prospectus contemplated by Section 3.1 during no more than two periods of no more than 60 calendar days each during any 12-month period to the extent that the Board of Directors of the Company determines in good faith that the sale of Registrable Securities under the Registration Statement would be reasonably likely to cause a violation of the Securities Act or Exchange Act.

  (c)
  As a condition to the inclusion of its Registrable Securities, each Holder shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing, including completing a Registration Statement questionnaire in the form provided by the Company, or as shall by required in connection with any registration referred to in this Article 3. If such information changes after the date that it is so furnished, such Holder shall promptly furnish to the Company updated information.

  (d)
  Each Holder hereby covenants with Company (i) not to make any sale of the Registrable Securities without effectively causing the prospectus delivery requirements under the Securities Act to be satisfied, and (ii) if such Registrable Securities are to be sold by any method or in any transaction other than on a national securities exchange or in the over-the-counter market, in privately negotiated transactions, or in a combination of such methods, to notify the company at least five Business Days prior to the date on which the Holder first offers to sell any such Registrable Securities.

  (e)
  Each Holder acknowledges and agrees that the Registrable Securities sold pursuant to the Registration Statement are not transferable on the books of the Company unless the stock certificate submitted to the transfer agent evidencing such Registrable Securities is accompanied by a certificate reasonably satisfactory to the Company to the effect that (i) the Registrable Securities have been sold in accordance with such Registration Statement and (ii) the requirement of delivering a current prospectus has been satisfied.

  (f)
  Each Holder agrees not to take any action with respect to any distribution deemed to be made pursuant to such Registration Statement which would constitute a violation of Regulation M under the Exchange Act or any other applicable rule, regulation or law.

  (g)
  At the end of the Registration Period, the Holders shall discontinue sales of shares pursuant to such Registration Statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such Registration Statement which remain unsold, and such Holders shall notify the Company of the number of shares registered which remain unsold immediately upon receipt of such notice from the Company.

        Section 3.7 Additional Covenants and Agreements of the Company. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which at any time permit the sale of the Registrable Securities to the public without registration, so long as the Holders still own Registrable Securities, the Company shall use its reasonable best efforts to:

  (a)
  make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times;

  (b)
  file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and

  (c)
  so long as a Holder owns any Registrable Securities, furnish to such Holder, upon any reasonable request, a written statement by the Company as to its compliance with Rule 144 under the Securities Act, and of the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as such Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing a Holder to sell any such securities without registration.

        Section 3.8 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities granted to the Holders by the Company under section 3.1 may be assigned by a Holder in connection with a transfer by such Holder of all or a portion of its Registrable Securities, provided, however, that (i) such transfer complies with all applicable securities laws; (ii) such Holder gives prior written notice to the Company; and (iii) such transferee agrees in writing to comply with the terms and provisions of this Agreement, and has provided the Company with a completed Registration Statement questionnaire in such form as is reasonably requested by the Company with a completed Registration Statement questionnaire in such form as is reasonably requested by the Company. Except as specifically permitted by this Section 3.8, the rights of a Holder with respect to Registrable Securities as set out herein shall not be transferable to any other Person, and any attempted transfer shall cause all rights of such Holder therein to be forfeited.

        Section 3.9 Waiver of Registration Rights. The rights of any Holder under any provision of this Article 3 may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) or amended by an instrument in writing signed by Holders holding not less than a majority of the Registrable Securities; provided, however, that no consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of this Section 3 unless the same consideration also is offered to all Holders of Registrable Securities.

ARTICLE IV
GOVERNING LAW: MISCELLANEOUS

        Section 4.1 Governing Law; Waiver of Jury Trial. Construction and interpretation of this Agreement shall be governed by the Laws of the State of New York, excluding any conflicts or choice of law rule or principles that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION RELATING TO OR ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN.

        Section 4.2 Counterparts; Signatures by Facsimile. This Agreement may be executed in two or more counterparts, all of which are considered one and the same agreement and will become effective when counterparts have been signed by each party and delivered to the other parties. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

        Section 4.3 Headings. The headings of this Agreement are for convenience of reference only, are not part of this Agreement and do not affect its interpretation.

        Section 4.4 Severability. If any covenant or provision hereof is determined to be void or unenforceable in whole or in part, it shall not be deemed to affect or impair the validity of any other covenant or provision hereof, each of which is hereby declared to be separate and distinct. If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable or if any provision of this Agreement is declared invalid or unenforceable for any reason other than overbreadth, the parties hereto agree to modify the offending provision so as to maintain the essential benefits of the bargain between the parties to the maximum extent possible, consistent with law and public policy.

        Section 4.5 Entire Agreement; Amendments. This Agreement (including all schedules and exhibits hereto), the Asset Purchase Agreement, the Related Documents and any confidentiality agreement entered into between the Company and Labry (which confidentiality agreement shall continue to be in full force and effect) constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement. Any amendment or waiver effected in accordance with this Section 5.5 shall be binding upon each holder of any Shares purchased under this Agreement at the time outstanding, each future holder of all such securities, and the Company.

        Section 4.6 Notices. All notices, requests, demands and other communications which are required or may be given pursuant to the terms of this Agreement shall be in written form, and shall be deemed delivered (a) on the date of delivery when delivered by hand on a Business Day, (b) on the Business Day designated for delivery if sent by reputable overnight courier maintaining records of receipt and (c) on the date of transmission when sent by facsimile, electronic mail or other electronic transmission during normal business hours on a Business Day, with confirmation of transmission by the transmitting equipment; provided, however, that any such communication delivered by facsimile or other electronic transmission shall only be effective if within two Business Days of such transmission such communication is also delivered by hand or deposited with a reputable overnight courier maintaining records of receipt for delivery on the Business Day immediately succeeding such day of deposit. All such communications shall be addressed to the parties at the address set forth as follows, or at such other address as a party may designate upon 10 days' prior written notice to the other party.

        If to Labry to:

    Telephone:
    Facsimile:
    Attention:

            with a copy (which shall not constitute notice) to:

    Telephone:
    Facsimile:
    Attention:

        If to Buyer, to:

    Ron Cohen
    Acorda Therapeutics, Inc.
    15 Skyline Drive
    Hawthorne, NY 10532
    Telephone: (914) 347-4300
    Facsimile: (914) 347-4560

            with copies (which shall not constitute notice) to:

    Jane Wasman
    Acorda Therapeutics, Inc.
    15 Skyline Drive
    Hawthorne, NY 10532
    Telephone: (914) 347-4300
    Facsimile: (914) 347-4560

    Ellen B. Corenswet
    Covington & Burling LLP
    The New York Times Building
    620 Eight Avenue
    New York, NY 10018
    Telephone: (212) 841-1256
    Facsimile: (646) 441-9256

        Section 4.7 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

        Section 4.8 Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

        Section 4.9 Further Assurances. Each party will do and perform, or cause to be done and performed, all such further acts and things, and will execute and deliver all other agreements, certificates, instruments and documents, as another party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

        Section 4.10 Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed original counterpart of this Agreement.

        Section 4.11 Interpretation. This Agreement shall be interpreted in accordance with the rules of construction set forth in Section 1.2 of the Asset Purchase Agreement.

        [Signature Page Follows]

        IN WITNESS WHEREOF, each of the Company and Labry has caused this Agreement to be duly executed as of the date first above written.

ACORDA THERAPEUTICS, INC.
BY:	/S/ RON COHEN
Name:	Ron Cohen
Title:	Chief Executive Officer

EDWARD A. LABRY III
BY:	/S/ EDWARD A. LABRY III Edward A. Labry III
Address:	1715 Aaron Brenner Drive Suite 504 Memphis, TN 38120
Facsimile:	(901) 381-5575

Exhibit A

ACORDA THERAPEUTICS, INC.
REGISTRATION STATEMENT QUESTIONNAIRE

        The following information is requested from you or the entity you represent for the preparation and filing by ACORDA THERAPEUTICS, INC. (the "Company") of a Registration Statement (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") covering the resale of the shares of the Company's common stock (the "Shares") obtained by you or the entity you represent (the "Selling Stockholder") pursuant to a certain Asset Purchase Agreement, Indemnification Agreement and Payoff Letter, each dated as of [                          ] (the "Transaction"). Under the SEC rules, the Company must disclose in the Registration Statement all of the shares of the Company's stock that the Selling Stockholder "beneficially owns" (please see the definition of beneficial ownership in section F of this Questionnaire). Thus, this Questionnaire inquires as to the Selling Stockholder's beneficial ownership of the Company's securities, regardless of the manner in which it was acquired.

        Please keep in mind that, throughout the Questionnaire, the "Company" refers to Acorda Therapeutics, Inc.

        Even if the Selling Stockholder does not own any shares of common stock or other securities of the Company other than the Shares that it received in connection with the Transaction, please read the Questionnaire carefully and fill out the questionnaire in its entirety (responding zero or not applicable, where appropriate). The definitions of all bolded, italicized terms used in this Questionnaire are set forth at the end of this Questionnaire. Should you have any questions concerning any part of the questionnaire, please call Jonathan F. Jacobs at (212) 841-1091.

* * * * * * * * *

A.
GENERAL INFORMATION

        Please state the Selling Stockholder's name exactly as it should appear in the Registration Statement:

        Please provide the Selling Stockholder's complete business address, including email address and the name of the contact person:

B.
SECURITIES HOLDINGS

B.1.
Please fill in all blanks in the following questions related to the Selling Stockholder's beneficial ownership of the Company's securities. Generally, the term "beneficial ownership" refers to any direct or indirect interest in the securities which entitles the Selling Stockholder to any of the rights or benefits of ownership, even though it may not be the holder of record of the securities. For example, securities held in "street name" over which the Selling Stockholder exercises voting or investment power would be considered beneficially owned by it.

        If the Selling Stockholder has any reason to believe that any interest in securities of the Company which it may have, however remote, is a beneficial interest, please describe such interest. For purposes of responding to this questionnaire, it is preferable to err on the side of inclusion

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rather than exclusion. Where the SEC's interpretation of beneficial ownership would require disclosure of the Selling Stockholder's interest or possible interest in certain securities of the Company, and you believe that it does not actually possess the attributes of beneficial ownership, an appropriate response is to disclose the interest and at the same time disclaim beneficial ownership of the securities.

  (a)
  As of the date hereof, the Selling Stockholder owned outright (including shares registered in its name individually or jointly with others, shares held in the name of a bank, broker, nominee, depository or in "street name" for its account),                        shares of the Company's capital stock.

  (b)
  In addition to the number of shares the Selling Stockholder owns outright as indicated by the answer to question B.1(a), of the date hereof, it had or shared voting power or investment power, directly or indirectly, through a contract, arrangement, understanding, relationship or otherwise (e.g., shares subject to a written voting or investment arrangement, shares held by a corporate benefit plan over which it exercises control), over the following shares of the Company's capital stock (none indicated by "0" above). With respect to those shares, provide the following information:

  (i)
  Number of shares with sole voting power:

  (ii)
  Number of shares with shared voting power; with whom shared; and the nature of the relationship and any underlying voting trust agreement, investment arrangement or the like:

Class	Number of shares	With whom shared	Nature of relationship

    (iii)
    Number of shares with sole investment power:

    (iv)
    Number of shares with shared investment power; with whom that power is shared; and the nature of the relationship and any underlying voting trust agreement, investment arrangement or the like:

Class	Number of shares	With whom shared	Nature of relationship

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  (c)
  As of the date hereof, the following numbers of shares of the Company's capital stock were registered in the name of, or beneficially owned by, the Selling Stockholder (none, indicated by "0" under the "Number of Shares" heading):

Name of person	Relationship	Class	Number of shares

  (d)
  As of sixty days after the date hereof, the Selling Stockholder will have the right to acquire indirectly, or to acquire "voting power" and/or "investment power" with respect to,                        shares of the Company's capital stock, including, but not limited to, any right to acquire shares (i) upon the exercise of any option, warrant or right; (ii) upon conversion of a security; (iii) pursuant to the power to revoke a trust, discretionary account or similar arrangement; or (iv) pursuant to the automatic termination of a trust (none, indicated by "0" above).

        If the Selling Stockholder wishes to disclaim beneficial ownership of any of the shares described in question B.1(b), (c) or (d) above for purposes other than for use in the Registration Statement, please indicate the number and class of shares being disclaimed and the reason therefor:

C.
RELATIONSHIP WITH THE COMPANY

        Please disclose any office, position or material relationship that the Selling Stockholder or any of its principals has had with the Company or any of its affiliates during the last three years:

D.
SUPPLEMENTAL INFORMATION

D.1.
State whether the Selling Stockholder is a publicly-held entity or a subsidiary of a publicly-held entity (i.e., an entity that has a class of securities registered under the Securities Exchange Act of 1934, as amended):

    Yes                No

    If a subsidiary of a publicly-held entity, please identify the publicly-held parent entity:

  D.2.
  State whether the Selling Stockholder is an investment company or a subsidiary of an investment company registered under the Investment Company Act of 1940:

    Yes                No

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    If a subsidiary of an investment company, please identify the investment company parent entity:

  D.3.
  If you answered "No" to questions D.1 and D.2, state the number of natural persons, publicly-held entities or investment companies who have or share voting or investment control over the Shares:                                                  .

        If your answer is 12 or fewer, please identify those natural persons, publicly-held entities or investment companies:

        Please note that the SEC requires that these persons or entities be named in the prospectus.

        Please note that the SEC may deem short sales of securities covered by a registration statement prior to the effectiveness of such registration statement as a violation of Section 5 of the Securities Act.

  D.4.
  (a) State whether the Selling Stockholder is a registered broker-dealer.

    Yes                No

    (b)
    State whether the Selling Stockholder received the Shares as compensation for underwriting activities and, if so, provide a brief description of the transaction(s) involved.

    Yes                No

        The SEC requires that a Selling Stockholder that is broker-dealers and that did not receive the Shares as compensation for underwriting activities must be named as underwriters in the prospectus for the Shares.

        A Selling Stockholder, including those named as underwriters pursuant to the preceding sentence, must deliver copies of the prospectus to purchasers at or prior to the time of any sale of the Shares.

    (c)
    State whether the Selling Stockholder is an affiliate of a registered broker-dealer and if so, list the name(s) of the broker-dealer affiliate(s).

    Yes                No

    If the answer is "Yes," you must answer question (d) below.

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    (d)
    If the Selling Stockholder is an affiliate of a registered broker-dealer:

    (i)
    Did the Selling Stockholder purchase the Shares in the ordinary course of business?

      Yes                No

      If the answer is "No," to question (i) state any exceptions below:

      (ii)
      At the time of the purchase of the Shares, did the Selling Stockholder have any agreements or understandings, directly or indirectly, with any person to distribute the Shares?

      Yes                No

      If the answer is "Yes" to question (ii), state any exceptions below:

        If the answer is "No" to question (i) or "Yes" to question (ii), you will be named as an underwriter in the prospectus relating to the Shares.

E.
GENERAL

        The regulations of the SEC require that, if otherwise disclosable, the information the Selling Stockholder has furnished in response to the questions above be included in the Registration Statement. If you know of any additional information necessary to make the answers you have given above on behalf of the Selling Stockholder not misleading in the light of the circumstances under which your answers were made, please furnish below:

        The answers to the foregoing questions are correctly stated to the best of my knowledge, information and belief. Prior to the effective date of the Registration Statement, I hereby agree to notify the Company promptly of any changes in the foregoing information. I understand and acknowledge that the Company will rely on the information set forth herein for purposes of the preparation and filing of the Registration Statement covering the resale of the Selling Stockholder's Shares.

        By signing below, the undersigned acknowledges that it understands its obligations to comply with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations) and the provisions of the Securities Act, including without limitation those relating to prospectus delivery, in connection with any offering of Registrable Securities pursuant to the Registration Statement.

        I further understand and acknowledge that the Company will rely upon the information provided herein with respect to securities of the Company beneficially owned by the Selling Stockholder as of the date below for purposes of disclosing its beneficial ownership of securities of the Company as of a later date. Therefore, if the Selling Stockholder's beneficial

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ownership in securities of the Company changes between the date hereof and the filing of the Registration Statement, I will notify the Company immediately.

Dated:	Selling Stockholder:

By:
Name:
Title:

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F.
DEFINITIONS

        Arrangement.    The term "arrangement" means any plan, contract, agreement, authorization or arrangement, whether or not set forth in writing.

        Beneficial Ownership.    The terms "beneficial ownership" and "beneficially owned" as applied to an interest in securities describes any direct or indirect interest in the securities which entitles the Selling Stockholder to any of the rights or benefits of ownership, even though it is not the holder or owner of record and whether it holds such securities for its own benefit or such securities are held by others for its benefit, such as custodians, brokers, nominees, pledges, etc. Interests in securities held in an estate or trust in which it has an interest as a legatee or beneficiary, or in a partnership of which it is a partner, or in a personal holding company of which it is a stockholder, or by a nominee are examples of beneficially owned interests. "Beneficial Ownership" includes having or sharing, directly or indirectly, through any contract, arrangement, understanding or otherwise:

  (a)
  voting power which includes the power to vote, or to direct the voting of, such security; and/or

  (b)
  investment power which includes the power to dispose, or to direct the disposition, of such security.

        Any person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device with the purpose or effect of divesting such person of beneficial ownership of a security or preventing the vesting of such beneficial ownership as part of a plan or scheme to evade the reporting requirements of Section 13(d) of the Exchange Act is deemed to be the beneficial owner of such security. The SEC has expressed the view that a person may be regarded as the beneficial owner of securities which are held in the name of such person's spouse, minor children or other relatives (including relatives of such person's spouse) who share such person's home if the relationship which exists results in such person obtaining benefits substantially equivalent to ownership of the securities. If the Selling Stockholder has any reason to believe that any interest in securities of the Company, however remote, which you or the above-described relatives may have is a beneficial interest, please describe such interest.

        Immediate Family.    The term "immediate family" means such person's spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law and brothers and sisters-in-law.

        Relative.    The term "relative" means your spouse and any relative of you or your spouse who resides in the same residence as you.

        Right to Acquire.    The term "right to acquire" as applied to beneficial ownership of securities means any right to acquire such beneficial ownership, including without limitation any right to acquire such beneficial ownership (a) through the exercise of any option, warrant or right, (b) through the conversion of a security, (c) pursuant to the power to revoke a trust, discretionary account or similar arrangement, or (d) pursuant to the automatic termination of a trust, discretionary account or similar arrangement.

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QuickLinks

  Exhibit 10.51
INTRODUCTION
ARTICLE I DEFINITIONS; INTERPRETATION
ARTICLE II LABRY'S REPRESENTATIONS AND WARRANTIES IN CONNECTION WITH SHARES
ARTICLE III REGISTRATION RIGHTS
ARTICLE IV GOVERNING LAW: MISCELLANEOUS
Exhibit A ACORDA THERAPEUTICS, INC. REGISTRATION STATEMENT QUESTIONNAIRE